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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               NOVEMBER 27, 2000


                           AAMES CAPITAL CORPORATION
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            (Exact name of Registrant as specified in its charter)


        CALIFORNIA                   333-64903-01                95-4438859
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(State or other jurisdiction         (Commission              (I.R.S. employer
      of incorporation)              file numbers)           identification no.)


350 SOUTH GRAND AVENUE
LOS ANGELES, CALIFORNIA                                              90071
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(Address of principal executive offices)                           (ZIP Code)


                                (213) 210-5000
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              Registrant's telephone number, including area code

                                      NA
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 7. FINANCIAL STATEMENTS; PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                  20.1 Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2000-1 - Statement to Certificateholders


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AAMES CAPITAL CORPORATION

                                  By:  /s/ Ralph W. Flick
                                     -------------------------
                                           Ralph W. Flick
                                           Assistant Secretary

Dated:  December 14, 2000


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                              INDEX TO EXHIBITS

EXHIBIT

20.1 Aames Capital Corporation, Mortgage Pass-Through Certificates, Series 2000-1 - Statement to Certificateholders


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